SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported):
                     December 30, 2002 (December 23, 2002)


                             RARE MEDIUM GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

     Delaware                000-13865                  23-2368845
------------------    -----------------------      ---------------------
 (State or Other       (Commission File No.)          (IRS Employer
 Jurisdiction of                                     Identification No.)
  Incorporation)


                  19 West 44th Street, New York, New York 10036
                  ---------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)


                                 (646) 638-9700
                                 --------------
              (Registrant's telephone number, including area code)


                  44 West 18th Street, New York, New York 10011
                 ----------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.  OTHER EVENTS.

On December 23, 2002, the Company issued the press release filed herewith as
Exhibit 99.1, which is incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Number      Description

99.1        Press release issued by Rare Medium Group, Inc.
            on December 23, 2002.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                  RARE MEDIUM GROUP, INC.
                                  (Registrant)

                                        /s/Robert C. Lewis
 DATE:  December 30, 2002         By:   ------------------------------------
                                        Name:  Robert C. Lewis
                                        Title: Senior Vice President,
                                               General Counsel and Secretary

EXHIBIT 99.1

             RARE MEDIUM GROUP, INC. ANNOUNCES DELISTING FROM NASDAQ

NEW YORK, NY DECEMBER 23, 2002 - RARE MEDIUM GROUP, INC. (symbol: RRRR) today reported that it had received notice following the close of business on Friday, December 20, 2002, that the Company's common stock will be delisted from The Nasdaq Stock Market as of the open of business on Monday, December 23, 2002.

The notice was contained in a decision by the Nasdaq Listing and Hearing Review Council (the "Listing Council") overturning the August 19, 2002 decision by the Nasdaq Listing Qualifications Panel to permit the Company's common stock to remain listed. The Council cited Nasdaq Market Rules 4300 and 4330(a)(3) as the basis for the decision, focusing on the Company's ability to maintain compliance with the continued listing requirements over the long-term and what the Council perceived as a lack of "tangible business operations."

According to the notice, Rare Medium's common stock is not immediately eligible to trade on the OTC Bulletin Board. Accordingly, trading likely will be conducted in the "pink sheets" and may result in a reduction in the liquidity and the trading volume of the Company's common stock. This lack of liquidity may also make it difficult for the Company to raise additional capital, if necessary. In addition, the delisting from the Nasdaq National Market has resulted in an event of non-compliance under the provisions of the Company's preferred stock. If the Company is unable to obtain a waiver of this event of non-compliance, the preferred stockholders will be entitled to elect a majority of the members of the board of directors.

         Caution Concerning Forward-Looking Statements

This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements relate to, among other things, the liquidity of the Company's common stock and whether the MSV Joint Venture receives approval for terrestrial reuse, so called ATC, from the Federal Communications Commission, and the form of any such FCC order. Additional factors are detailed in the documents filed by Rare Medium Group with the Securities and Exchange Commission including but not limited to those contained under the Risk Factors section of the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission on March 20, 2002 and the Registration Statement on Form S-3 filed with the Securities and Exchange Commission on April 15, 2002, as amended on May 29, 2002, The Company assumes no obligation to update any such forward-looking statements to reflect actual results, changes in risks, uncertainties or assumptions underlying or affecting such statements or for prospective events that may have a retroactive effect.